DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

     The Lexington Global Fund declined 8.1%* during the fourth quarter and posted a 6.9%* gain for the full year. The average global fund, according to Lipper Analytical Services, Inc., fell 5.1% during the quarter and advanced 12.9% for the year. The unmanaged Morgan Stanley Capital International World Index dropped only 2.5% in the fourth quarter and gained 15.8% for the year.

     The Fund underperformed due to its relatively light weighting of 22% in the U.S. stock market. In hindsight our expectation that the stretched valuation of the U.S. stock market would cause sub-par returns in 1997 was wrong. The unmanaged Morgan Stanley Capital International U.S. lndex appreciated 33.4% for the year and posted a positive return of 3.4% during the fourth quarter. The Fund has maintained an overweight European equity position in lieu of U.S. stocks. Our European stocks also performed extremely well, however, a strong dollar muted the gains, causing returns to lag those in the U.S. Financial turmoil in Asia had a particularly damaging impact on cyclical stocks, of which the Fund had a relatively high percentage. This also contributed to lagging performance. On a positive note, low weightings in Japan and emerging markets prevented the Fund from suffering sharp losses.

     The current investment environment is quite volatile. The Asian contagion has not abated and the situation remains very serious, with many economies in the region likely to experience a depression in 1998. Compounding the problem is a weak Japanese economy, which is bordering on slipping into a recession. China will also prove very important. A relatively strong currency and shrinking export markets will cause a sharp slowdown in China's economy. If China was to devalue its currency, a new round of competitive devaluations could result.

     Devaluation of Asian currencies has been particularly painful due to the huge amount of foreign denominated debt. As currencies have fallen over 50%, this debt can no longer be serviced, particularly as local economic activity dramatically weakens. Thus, sharp falls can be expected in private fixed investment and domestic demand. Unemployment will rise rapidly in the region, possibly leading to political and social unrest. Southeast Asian stock markets have been ravaged. For example, Indonesian stocks fell 74% while Thai stocks declined 77% in 1997. Exports and foreign investment, along with debt restructuring, will be the tools used to repair these damaged economies.

     The risks to global markets elsewhere have increased. Emerging markets around the world are now suffering from high real interest rates. This alone will slow these economies. Euphoria seems to continue unabated in the U.S. as the Asian crisis is considered positive by many since bond yields will head lower and the Federal Reserve will not raise interest rates. The U.S. economy is likely to slow due to several factors in 1998. The traded goods sector which represents over 20% of the economy, will slow as U.S. exports weaken due to the decrease in Asian demand and increase in competition. Conversely, foreign exports can be expected to flood the U.S., particularly since the U.S. dollar and consumer demand remain strong. The U.S. could become the sponge for global excess capacity, leading to a dramatically higher trade deficit and probably greater talk of protectionism in the U.S. Congress if U.S. jobs are at risk. U.S. profits are likely to disappoint as the economy slows and competition accelerates.

     Both Europe and Japan will also be hurt by the Asian collapse. Japan may be forced to reverse a tight fiscal policy or face the risk of entering a recession. Pain is increasing in Japan and more reform is likely to take hold. Economies in Europe will also slow in 1998. However, the weakness in European currencies versus the dollar, will give companies in the region an advantage over the U.S. counterparts in the trade sector. In addition, restructuring will continue to be a positive theme for European equities during 1998.

     The Fund remains underweight in U.S. equities as valuations are high and earnings are likely to disappoint. Europe remains attractive due to restructuring by the corporate sector, which will drive earnings even if sales growth is weak. However, European equities will also be vulnerable to any sharp fall in U.S. equities. Sector selection will be very important this year. The Fund currently has a low cyclical weighting, believing world growth will slow, leading to profit downgrades. Favored industries are more defensive--utilities, food and pharmaceuticals. The economic outlook for Asia remains poor and the news is likely to get worse, at least in the short term. However, there are many cheap stocks in Asia, with large gains likely to come from this region during the next few years. Japanese stocks with strong balance sheets and trading at steep discounts to book value look compelling. Therefore, weightings are likely to be increased in Japan and the rest of Asia over the next several months.

     In conclusion, it has been a difficult environment to invest. Our concern about the value of U.S. equities hurt performance in 1997. However, markets can get overbought as well as oversold. Europe, Asia, and Latin America offer greater relative opportunity in 1998 than the U.S. market that has been "priced to perfection". Any slowdown in profit growth for U.S. companies will place downward price pressure on U.S. stocks. We believe our higher weighting in non-U.S. stocks will be rewarded this year.


                                   Sincerely,




/s/ Richard T. Saler         /s/ Alan H. Wapnick        /s/ Robert M. DeMichele
--------------------         -------------------        -----------------------
    Richard T. Saler             Alan H. Wapnick            Robert M. DeMichele
    Portfolio Manager            Portfolio Manager          President
    February, 1998               February, 1998             February, 1998


--------------------------------------------------------------------------------









            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                        LEXINGTON GLOBAL FUND, INC. AND
         THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX


[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED REPORT]


Year          Lexington          MSCI
              Global
===========================================
12/31/87         $10,000        $10,000
12/31/88         $11,634        $12,329
12/31/89         $14,555        $14,376
12/31/90         $12,118        $11,933
12/31/91         $14,001        $14,116
12/31/92         $13,505        $13,385
12/31/93         $17,810        $16,391
12/31/94         $18,138        $17,222
12/31/95         $20,077        $20,790
12/31/96         $23,377        $23,593
12/31/97         $24,989        $27,312





The graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Morgan Stanley Capital International World Index ("MSCI-World Index"). Results for the Fund and the MSCI-World Index include the reinvestment of all dividend and capital gain distributions. The Fund commenced operations of 3/27/87. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

--------------------------------------------------------------------------------
                                          Average Annual Standard Total Returns
                                             for the Period Ended 12/31/97
                                          -------------------------------------
                    FUND/INDEX               1 YEAR        5 YEAR       10 YEAR
                    ----------               ------        ------       -------

                    Lexington Global Fund     6.90%        13.10%         9.59%

                    MSCI-World Index         15.76%        15.33%        10.57%
--------------------------------------------------------------------------------


**6.90%, 13.10% and 9.59% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GLOBAL FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997
   NUMBER
     OF                                                 VALUE
   SHARES                SECURITY                      (NOTE 1)
--------------------------------------------------------------------------------

              COMMON STOCK: 88.3%

              AUSTRALIA: 4.3%
  417,000     Foster's Brewing Group, Ltd. ....   $      793,373
   71,093     QBE Insurance Group, Ltd. .......          319,945
  187,000     Telstra Corporation, Ltd.2 ......          394,770
                                                  --------------
                                                       1,508,088
                                                  --------------

              AUSTRIA: 1.6%
    3,900     Boehler - Uddeholm AG ...........          228,281
    1,800     Wienerberger Baustoffindustrie AG          345,036
                                                   -------------
                                                         573,317
                                                   -------------

              BELGIUM: 1.6%
    2,480     Electrabel S.A. .................          573,648
                                                   -------------

              CANADA: 5.6%
   13,900     Bombardier, Inc. "B" ............          285,573
   15,100     Hudson's Bay Company ............          336,079
   33,200     Imax Corporation2 ...............          722,100
   27,500     Tarragon Oil & Gas, Ltd.2 .......          215,231
   80,200     Yogen Fruz World-Wide, Inc.2 ....          395,110
                                                  --------------
                                                       1,954,093
                                                  --------------

              FRANCE: 4.0%
    2,880     Alcatel Alsthom .................          366,232
    3,900     Axa-UAP .........................          301,907
    9,300     Elf Aquitaine S.A.(ADR) .........          545,213
    3,130     Sidel S.A. ......................          207,596
                                                  --------------
                                                       1,420,948
                                                  --------------

              GERMANY: 4.9%
    2,700     Allianz AG ......................          699,761
   10,200     Deutsche Bank AG ................          720,450
    3,500     Hoechst AG ......................          122,633
   13,100     Rofin - Sinar Technologies, Inc.2          158,838
                                                  --------------
                                                       1,701,682
                                                  --------------

              HONG KONG: 0.5%
  376,000     JCG Holdings, Ltd. ..............          161,352
                                                  --------------

              HUNGARY: 0.2%
    1,800     Zalakeramia Rt. .................           83,557
                                                  --------------

              INDONESIA: 1.0%
   88,000     PT Hanjaya Mandala Sampoerna ....           66,462
  263,000     PT Tambang Timah ................          282,392
                                                  --------------
                                                         348,854
                                                  --------------
              IRELAND: 3.1%
   34,700     Allied Irish Banks Plc ..........   $      336,321
   10,800     Elan Corporation Plc (ADR)2 .....          552,825
   43,200     Ryanair Holdings Plc2 ...........          205,042
                                                  --------------
                                                       1,094,188
                                                  --------------
              ITALY: 1.0%
   52,900     Telecom Italia SpA ..............          338,584
                                                  --------------
              JAPAN: 4.8%
    5,700     Acom Company, Ltd. ..............          315,641
    7,500     Amway Japan, Ltd. ...............          144,207
    7,200     Doutor Coffee Company, Ltd. .....          185,508
    3,300     Maruco Company, Ltd. ............           18,020
   22,000     Mitsubishi Estate Company .......          240,269
   29,000     Mitsui Fudosan Company, Ltd. ....          281,031
   65,000     Nippon Steel Corporation ........           96,484
    2,600     Sony Corporation ................          231,962
    3,700     Tiemco, Ltd. ....................           37,563
   21,000     Yamato Kogyo Company, Ltd. ......          126,787
                                                  --------------
                                                       1,677,472
                                                  --------------
              MALAYSIA: 0.8%
   79,000     Highlands and Lowlands Bhd ......           80,779
   76,000     Kuala Lumpur Kepong Bhd .........          163,037
   79,000     Magnum Corporation Bhd ..........           47,493
                                                   -------------
                                                         291,309
                                                   -------------
              NETHERLANDS: 0.6%
    1,600     Koninklijke Ahrend Groep NV .....           50,276
    2,800     Unilever NV .....................          174,825
                                                   -------------
                                                         225,101
                                                   -------------
              NEW ZEALAND: 1.4%
  398,900     Brierley Investments, Ltd. ......          284,896
   99,200     Fletcher Challenge Building .....          202,755
                                                   -------------
                                                         487,651
                                                   -------------
              NORWAY: 1.6%
   31,700     Saga Petroleum AS ...............          546,093
                                                   -------------
              PHILIPPINES: 0.5%
1,459,500     C & P Homes, Inc. ...............           86,329
  179,400     Ionics Circuit, Inc. ............           74,190
                                                   -------------
                                                         160,519
                                                   -------------
              POLAND: 0.2%
    1,619     Wedel S.A. ......................           83,134
                                                   -------------

LEXINGTON GLOBAL FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997 (continued)


   NUMBER
     OF                                                 VALUE
   SHARES                SECURITY                      (NOTE 1)
--------------------------------------------------------------------------------

              SINGAPORE: 0.4%
   49,000     Keppel Fels Limited ............... $      136,682
                                                  --------------
              SPAIN: 2.2%
    8,100     Adolfo Dominguez S.A. 2............        235,163
    3,600     Banco Popular Espanol .............        251,549
    3,500     Tele Pizza, S.A.2 .................        282,452
                                                  --------------
                                                         769,164
                                                  --------------
              SWEDEN: 4.7%
   34,400     Castellum AB 2.....................        342,510
   62,800     Fastighets AB Hufvudstaden ........        241,405
   45,400     Industrial & Financial
                Systems, IFS AB 1,2 .............        314,707
   12,900     Skandinaviska Enskilda Banken .....        163,397
  172,000     Swedish Match AB ..................        574,463
                                                  --------------
                                                       1,636,482
                                                  --------------
              SWITZERLAND: 5.0%
      250     Nestle AG .........................        375,201
      400     Novartis AG .......................        649,960
      470     Rentenanstalt- Societe Suisse
                Assurances Vie ..................        369,607
      490     Saurer AG2 ........................        356,107
                                                  --------------
                                                       1,750,875
                                                  --------------
              UNITED KINGDOM: 15.6%
  244,000     Aegis Group Plc ...................        275,012
   24,400     Beazer Group Plc ..................         64,839
   43,700     Capita Group Plc ..................        265,325
   35,500     D.F.S. Furniture Company Plc ......        301,404
  154,900     George Wimpey Plc .................        270,165
   24,900     Glaxo Welcome Plc .................        589,155
   28,500     Harvey Nichols Plc ................         90,271
   14,000     Oriflame International S.A. .......        102,508
   29,100     PizzaExpress Plc ..................        359,109
   88,000     Polypipe Plc ......................        254,116
   33,700     Provident Financial Plc ...........        441,936
   64,200     Regent Inns Plc ...................        348,066
   27,000     Royal Bank of Scotland Group Plc           345,633
   15,300     RTZ Corporation Plc ...............        188,558
   76,300     Tomkins Plc .......................        356,545
   22,500     United Utilities Plc ..............        290,618
   47,000     Vodafone Group Plc ................        342,975
   41,000     Whitbread Plc .....................        596,021
                                                  --------------
                                                       5,482,256
                                                  --------------
              UNITED STATES: 22.7%
    2,100     Ace, Ltd. .........................        202,650
    4,800     AlliedSignal, Inc. ................        186,900
    2,700     Allstate Corporation ..............        245,363
    2,400     BJ Services Company 2..............        172,650
    5,000     Borders Group, Inc. 2..............    $   156,563
    2,000     Bristol-Myers Squibb Company ......        189,250
    3,000     Cardinal Health, Inc. .............        225,375
    3,400     Computer Associates International Inc.     179,775
    3,100     Conseco, Inc. .....................        140,856
    5,000     Costco Companies, Inc. 2 ..........        222,969
    4,600     Cymer, Inc. 2......................         69,144
    2,400     Diamond Offshore Drilling, Inc. ...        115,500
    4,400     Dover Corporation .................        158,950
    3,100     Ecolab, Inc. ......................        171,856
    2,900     Eli Lilly & Company ...............        201,913
    6,800     EMC Corporation2 ..................        186,575
    3,700     Federal National Mortgage Association      211,131
    4,100     Fort James Corporation ............        156,825
    5,100     Gap, Inc. .........................        180,731
    9,200     Global Industries, Ltd. 2 .........        156,687
    3,450     Ingersoll-Rand Company ............        139,725
    3,400     Medtronic, Inc. ...................        177,863
    2,600     Mobil Corporation .................        187,688
    4,000     NAC Re Corporation ................        195,250
    3,100     NationsBank Corporation ...........        188,519
    7,000     Norwest Corporation ...............        270,375
    4,100     PepsiCo, Inc. .....................        149,394
    2,300     Pfizer, Inc. ......................        171,494
    2,700     Praxair, Inc. .....................        121,500
    2,200     Procter & Gamble Company ..........        175,588
    3,300     Rite Aid Corporaton ...............        193,669
    2,800     Safeway, Inc. 2 ...................        177,100
    3,600     Sealed Air Corporation 2 ..........        222,300
    5,000     Sungard Data Systems, Inc. 2 ......        155,000
    2,500     Texaco, Inc. ......................        135,938
    2,500     The Home Depot, Inc. ..............        147,187
    3,400     The TJX Companies, Inc. ...........        116,875
    2,000     The Walt Disney Company ...........        198,125
    4,200     The Williams Companies, Inc. ......        119,175
    5,100     Tosco Corporation .................        192,844
    5,400     Tyco International, Ltd. ..........        243,338
    3,000     Union Planters Corporation ........        203,813
    3,600     United Healthcare Corporation .....        178,875
    4,700     UNUM Corporation ..................        255,563
      900     Warner-Lambert Company ............        111,600
                                                 ---------------
                                                       7,960,461
                                                 ---------------

              TOTAL COMMON STOCK
                (cost $28,688,612) ..............     30,965,510
                                                 ---------------

LEXINGTON GLOBAL FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997 (continued)

  NUMBER OF                                           VALUE
   SHARES                SECURITY                   (NOTE 1)
--------------------------------------------------------------------------------

              PREFERRED STOCK: 1.4%


              CHILE: 0.5%
   13,100     Banco Santander (ADR) ...........  $       185,038
                                                 ---------------

              GERMANY: 0.9%
      854     Sto AG ..........................          308,725
                                                 ---------------

              TOTAL PREFERRED STOCK
                (cost $563,250) ...............          493,763
                                                 ---------------



  PRINCIPAL                                          VALUE
   AMOUNT                SECURITY                   (NOTE 1)
--------------------------------------------------------------------------------

              SHORT-TERM INVESTMENT: 10.0%


              U.S. GOVERNMENT AGENCY
              OBLIGATION
$3,500,000    Federal Home Loan Mortgage
               Corp., 4.75%, due 1/2/98
               (cost $3,499,538) ..............   $    3,499,538
                                                  --------------

              TOTAL INVESTMENTS: 99.7%
                (cost $32,751,400+) (Note 1) ..       34,958,811
              Other assets in excess of
                liabilities: .3% ..............          126,484
                                                  --------------
              TOTAL NET ASSETS: 100.0%
              (equivalent to $10.59 on 3,314,579
               shares outstanding) ............   $   35,085,295
                                                  ==============
1 Restricted Security (Note 7).
2 Non-income producing security.
ADR - American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $32,908,083.

                    ---------------------------------------

At December 31, 1997, the composition of the Fund's net assets by industry was as follows:

Banking .....................................        6.3%
Capital Equipment ...........................        5.7
Construction & Housing ......................        1.2
Consumer-Durable Goods ......................        1.7
Consumer-Non durable
  Goods .....................................       10.4
Electrical & Electronics ....................        1.1
Energy Sources ..............................        6.4
Financial Services ..........................       12.3
Health & Personal Care ......................        9.0
Materials ...................................        7.2
Merchandising ...............................        7.6
Multi-Industry ..............................        3.2
Real Estate .................................        3.2
Services ....................................        7.2
Telecommunications ..........................        4.1
Transportation ..............................        0.6
U.S. Government Agency
  Obligation ................................       10.0
Utilities ...................................        2.5
Other Assets ................................        0.3
                                                   -----
Total Net Assets ............................      100.0%
                                                   =====

   The Notes to Financial Statements are an integral part of this statement.


LEXINGTON GLOBAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value (cost $32,751,400) (Note 1) ..................................   $ 34,958,811
Cash ...............................................................................        215,916
Receivable for investment securities sold ..........................................        156,872
Dividends and interest receivable ..................................................         24,700
Foreign taxes recoverable ..........................................................         24,072
Unrealized gain on open forward contracts (Note 6) .................................        125,435
                                                                                       ------------
      Total Assets .................................................................     35,505,806
                                                                                       ------------

LIABILITIES
Due to Lexington Management Corporation (Note 2) ...................................         29,659
Payable for investment securities purchased ........................................        141,181
Payable for shares redeemed ........................................................          2,572
Distributions payable ..............................................................        193,780
Accrued expenses ...................................................................         53,319
                                                                                       ------------
      Total Liabilities ............................................................        420,511
                                                                                       ------------
NET ASSETS (equivalent to $10.59 per share on 3,314,579 shares outstanding) (Note 3)   $ 35,085,295
                                                                                       ============
NET ASSETS consist of:
Capital stock--authorized 1,000,000,000
   shares, $.001 par value per share ...............................................   $      3,314
Additional paid-in capital (Note 1) ................................................     33,160,834
Distributions in excess of net investment income (Note 1) ..........................        (38,192)
Accumulated net realized loss on investments and foreign currency holdings (Note 1)        (372,549)
Unrealized appreciation on investments and foreign currency holdings ...............      2,331,888
                                                                                       ------------
      TOTAL NET ASSETS .............................................................   $ 35,085,295
                                                                                       ============

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GLOBAL FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME
Dividends ............................................................   $  702,001
Interest .............................................................      122,309
                                                                         ----------
 .....................................................................      824,310
Less: foreign tax expense ............................................       74,150
                                                                         ----------
Investment income ....................................................                     $  750,160

EXPENSES
Investment advisory fee (Note 2) .....................................      378,573
Custodian expense ....................................................       84,857
Transfer agent and shareholder servicing expenses (Note 2) ...........       54,738
Accounting expenses (Note 2) .........................................       34,574
Printing and mailing expenses ........................................       26,669
Professional fees ....................................................       23,930
Registration fees ....................................................       19,145
Directors' fees and expenses .........................................       17,237
Computer processing fees .............................................       10,311
Other expenses .......................................................       13,225
                                                                         ----------
Total expenses .......................................................                        663,259
                                                                                           ----------
Net investment income ................................................                         86,901

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4)
Net realized gain on:
  Investments ........................................................    3,912,960
  Foreign currency transactions ......................................      151,351
                                                                         ----------
    Net realized gain ................................................                      4,064,311

Net change in unrealized appreciation on:
  Investments ........................................................   (1,636,822)
  Foreign currency translation of other assets and liabilities .......      144,391
                                                                         ----------
  Net change in unrealized  appreciation .............................                     (1,492,431)
                                                                                           ----------
Net realized and unrealized gain .....................................                      2,571,880
                                                                                           ----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................                     $2,658,781
                                                                                           ==========


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GLOBAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1997 and 1996

                                                                            1997           1996
                                                                       ------------    ------------
Net investment income ..............................................   $     86,901    $     43,248
Net realized gain from investments and foreign currency transactions      4,064,311       6,036,296
Net change in unrealized appreciation of investments and
  foreign currency translation .....................................     (1,492,431)        (84,524)
                                                                       ------------    ------------
      Increase in net assets resulting from operations .............      2,658,781       5,995,020

Distributions to shareholders from net investment income ...........       (262,905)       (457,395)
Distributions to shareholders from net realized gains from
  security transactions ............................................     (4,011,033)     (4,924,188)
Decrease in net assets from capital share transactions (Note 3) ....       (523,031)    (17,004,160)
                                                                       ------------    ------------
      Net decrease in net assets ...................................     (2,138,188)    (16,390,723)

NET ASSETS:
  Beginning of period ..............................................     37,223,483      53,614,206
                                                                       ------------    ------------
  End of period (including distributions in excess of net investment
    income of $38,192 and $14,783, 1997 and 1996, respectively) ....   $ 35,085,295    $ 37,223,483
                                                                       ============    ============

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GLOBAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996


1.   SIGNIFICANT ACCOUNTING POLICIES

     Lexington Global Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in common stock of companies domiciled in foreign countries and the United States. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

LEXINGTON GLOBAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

    The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. For 1997, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1997.

    The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $55,480 which are incurred by the Fund, but paid by LMC.

3.  CAPITAL STOCK

    Transactions in capital stock were as follows:

                                                             Year ended                        Year ended
                                                          December 31, 1997                 December 31, 1996
                                                     ----------------------------       ---------------------------
                                                       Shares           Amount            Shares          Amount
                                                     ----------     -------------       ----------     ------------
Shares sold .......................................    216,204       $ 2,635,131          639,550     $   7,983,790
Shares issued on reinvestment of dividends ........    388,677         4,071,820          452,255         5,069,783
                                                       -------       -----------        ---------     -------------
                                                       604,881         6,706,951        1,091,805        13,053,573
Shares redeemed ...................................   (589,982)       (7,229,982)      (2,526,528)      (30,057,733)
                                                       -------       -----------        ---------     -------------
Net increase (decrease) ...........................     14,899       $  (523,031)      (1,434,723)    $ (17,004,160)
                                                       =======       ===========        =========     =============


4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

    The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $41,257,640 and $48,422,094 respectively.

    At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,641,710 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,590,982.

5.  INVESTMENT AND CONCENTRATION RISKS

    The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    In  addition  to the risks  described  above,  risks may arise from  forward
foreign  currency   contracts  as  a  result  of  the  potential   inability  of
counterparties to meet the terms of their contracts.

LEXINGTON GLOBAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

6.  FORWARD FOREIGN EXCHANGE CONTRACTS

    At December 31, 1997, the Fund was committed to sell foreign currencies under the following forward foreign exchange contracts:

                                                          Contract
                                                            Amount                                     Unrealized
                                         Settlement         (Local        In Exchange                    Gain at
   Contract                                 Date           Currency)          For          Value        12/31/97
    -------                               ---------       ----------      ----------     ---------      ---------
New Zealand Dollar ....................   04/06/98           825,138    $  526,314     $  475,519       $ 50,795
Australian Dollar .....................   05/04/98         1,340,587       942,500        875,778         66,722
Canadian Dollar .......................   06/01/98         1,532,374     1,084,099      1,076,181          7,918
                                                                                                        --------
                                                                                                        $125,435
                                                                                                        ========

7.  RESTRICTED SECURITIES

    The following security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.


                                                                 Acquisition  Average Cost    Market     % of Net
        Security                                                    Date        Per Share     Value       Assets
         -------                                                    ----        --------      -----       ------
Industrial and Financial Systems, IFSAB                            6/12/97     $   4.88     $ 314,707      0.90%
                                                                                            =========      =====

    Pursuant to guidelines adopted by the Fund's Board of Directors, this unregistered security has been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.



8.  TAX INFORMATION (UNAUDITED)

    The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the year ended, December 31, 1997, is 3.38%.

    Capital gain distributions paid to shareholders by the Fund during the year ended December 31, 1997, whether taken in shares or cash:

    $1,123,077 are designated as 28 percent long-term capital gains.

    $1,146,486 are designated as 20 percent long-term capital gains.

LEXINGTON GLOBAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                      Year ended December 31,
                                                  -----------------------------------------------------------------
                                                  1997          1996           1995           1994           1993
                                                --------      --------       --------       --------       --------
Net asset value,
  beginning of period .......................   $  11.28       $  11.32      $  11.17       $  13.51       $  11.09
                                                --------       --------      --------       --------       --------
Income from investment operations:
  Net investment income .....................       0.03           0.01          0.09           0.02           0.06
  Net realized and unrealized gain
    on investments and foreign
    currency transactions ...................       0.73           1.84          1.10           0.23           3.47
                                                --------       --------      --------       --------       --------
  Total income from
    investment operations ...................       0.76           1.85          1.19           0.25           3.53
                                                --------       --------      --------       --------       --------
Less distributions:
  Dividends from net investment
    income ..................................      (0.09)         (0.16)        (0.29)            --          (0.06)
  Distributions in excess of
    net investment income
    (temporary book-tax
    difference) .............................         --             --         (0.13)            --             --
  Distributions from net realized
    gains ...................................      (1.36)         (1.73)        (0.62)         (2.46)         (1.05)
  Distributions in excess of net
    realized gains (temporary
    book-tax difference) ....................         --             --            --          (0.13)            --
                                                --------       --------      --------       --------       --------
        Total distributions .................      (1.45)         (1.89)        (1.04)         (2.59)         (1.11)
                                                --------       --------      --------       --------       --------

Net asset value, end of period ..............   $  10.59       $  11.28      $  11.32       $  11.17       $  13.51
                                                ========       ========      ========       ========       ========
Total return ................................      6.90%         16.43%        10.69%          1.84%         31.88%
Ratio to average net assets:
  Expenses ..................................      1.75%          1.90%         1.67%          1.61%          1.49%
  Net investment income .....................      0.23%          0.11%         0.48%          0.14%          0.52%
Portfolio turnover rate .....................    117.48%        128.05%       166.35%         83.40%         84.61%
Average commission paid on equity
  security transactions** ...................      $0.01          $0.03            --             --             --
Net assets, end of period
  (000's omitted) ...........................   $ 35,085       $ 37,223      $ 53,614       $ 67,392       $ 87,313

** In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Global Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Global Fund, Inc. as of December 31, 1997, and the related statements of operations for the year ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased or sold, but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Global Fund, Inc. as of December 31, 1997, the result of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP

New York, New York
February 4, 1998

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

                              --------------------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.


CHECK  WRITING   PRIVILEGES--Lexington  Money  Market  Trust  permits  investors immediate access to their funds with check writing for withdrawals from their account.

                              --------------------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                              --------------------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                              --------------------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                              --------------------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.



THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES


LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.


LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.



For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

LEXINGTON
GLOBAL FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

  ------------------------------------------------------------------------------
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
  ------------------------------------------------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
  ------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Global Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


                                    LEXINGTON
--------------------------------------------------------------------------------

================================================================================

                                    LEXINGTON
                                     GLOBAL
                                   FUND, INC.
--------------------------------------------------------------------------------
                       Seeks long-term growth of capital,
                         primarily through investment in
                           common stocks of companies
                         domiciled in foreign countries
                             and the United States.
--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                               DECEMEBER 31, 1997

                               The Lexington Group
                                   of No Load
                              Investment Companies

================================================================================